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                                  SCHEDULE 14C



                                 (RULE 14c-101)


                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


Check the appropriate box:

[ ]      Preliminary Information Statement       [ ]     Confidential, for Use of the Commission
                                                         Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement

                          CENTER STAR GOLD MINES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:


         (2)      Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         (4)      Proposed maximum aggregate value of transaction:




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         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:


         (4)      Date Filed:


                          CENTER STAR GOLD MINES, INC.
                              201 East Main Street
                               Brady, Texas 78625

                              INFORMATION STATEMENT

         This Information Statement is being furnished to shareholders of Center Star Gold Mines, Inc. (the "Company"), a Nevada corporation, in connection with action taken by shareholders holding a majority of the voting power of the Company. On September 23, 1999, such shareholders approved an amendment to the articles of incorporation of the Company to change the name of the Company to "Link.com, Inc." Such shareholders also authorized a reverse split of the outstanding shares of common stock of the Company at the rate of one share for each 4.5 shares outstanding and elected two new directors. These actions by the shareholders shall be effective twenty days following the mailing of this Information Statement to the shareholders of the Company. The date on which this Information Statement is first being sent to shareholders of the Company is on or about February 19, 2000.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        RECORD DATE AND VOTING SECURITIES


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         The record date for the foregoing actions by shareholders was September
23, 1999 (the "Record Date"), at which time the Company had issued and outstanding 50,000,000 shares of its common stock, par value $.001 (the "Common Stock"). The shares of Common Stock constitute the only outstanding securities of the Company entitled to be voted. Shareholders owning 26,647,522 shares, or approximately 53.3% of the outstanding shares, on the Record Date consented in writing to each of the above-referenced items. The approval of each of these items required the affirmative vote of a majority of the Common Stock issued and outstanding at the Record Date.

                 PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

         The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date, and as of January 3, 2000, by
(i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director, or nominee for director, of the Company, (iii) the Company's executive officers and (iv) all directors and executive officers of the Company as a group.


                                            AMOUNT AND
                                            NATURE OF
         NAME AND ADDRESS                   BENEFICIAL                PERCENT
         OF BENEFICIAL OWNER                OWNERSHIP(1)             OF CLASS
         Marion Robert Rice                 15,895,013                 31.79%
         201 East Main
         Brady, TX 78625

         Andrew Wade McBee                  10,752,509                  21.5%
         201 East Main
         Brady, TX 78625

         Donald Deshotels and               10,799,260                  21.6%
         Sandra Denise Deshotels(2)
         3232 Shaw Cemetary Road
         Zachary, LA 70791

         Sheila Hemphill                     7,012,506                 14.03%
         201 East Main
         Brady, TX 78625

         Rhonda Eardley &                      116,625 (3)              0.23%
         Kip Eardley
         5814 South 900 East
         Salt Lake City, UT 84117

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
         Robert K. Hatch                           -0-
         841 Three Fountains Dr.
         No. 253
         Murray, UT 84101

         Executive Officers and             16,011,638                 32.02%
         Directors as a Group
         (3 Persons)


         (1) Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole voting power and sole investment power.

         (2) Donald Deshotels and Sandra Denise Deshotels are husband and wife and therefore are deemed to share beneficial ownership of these shares which are held of record separately in equal amounts.

         (3) These shares are owned directly in the name of Kip Eardley, the husband of Mrs. Eardley, and they are deemed to share beneficial ownership of such shares.

                                CHANGE OF CONTROL

         On September 20, 1999, the Company entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Link.com, Inc., a Nevada corporation ("Link.com"), and the shareholders of such entity. The Reorganization Agreement provided for the issuance of 46,750,040 shares of common stock of the Company in exchange for all of the outstanding shares of Link.com. In addition, as a condition of the closing of the Reorganization Agreement, Marion Robert Rice, president of Link.com, was nominated by the board of directors of the Company to become a director of the Company.

         The closing of the Reorganization Agreement was held on September 23, 1999. Shareholder consent or authorization was not solicited or obtained in connection with the transaction. At the closing the Company issued and delivered the 46,750,040 shares of common stock of the Company to the shareholders of Link.com and management of Link.com delivered a stock certificate to the Company representing all of the issued and outstanding shares of Link.com. In addition, Howard M. Oveson resigned as an officer and director of the Company and Mr. Rice was appointed as a director and the president and CEO of the Company. Also, the principal executive office was changed to 201 East Main, Brady, Texas 78625.

         As a result of the closing of the Reorganization Agreement, the Company issued the following shares to the shareholders of Link.com. which represented the following percentage of the total outstanding shares of the Company:

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
       Name                      Number of Shares           Percentage

Marion Robert Rice                   15,895,013                31.79%
Andy Wade McBee                      10,752,509                21.5%
Donald Deshotels                      5,399,630                10.8%
Sandra Denise Deshotels               5,399,630                10.8%
Sheila Kay Hemphill                   7,012,506                14.03%
Phil White                            2,290,752                 4.58%

         In connection with the closing of the transaction with Link.com, Mr. Oveson received a finder's fee from Link.com in the amount of $110,000. Link.com also paid the Company's outstanding legal fees in the amount of $30,000.

         Also in connection with the transaction, and as set forth below, the remaining directors agreed to resign effective upon the election of the persons nominated by Link.com, to reverse split the stock, and to change the name of the Company.

         By virtue of the closing of the Reorganization Agreement, and the actions taken by the Board of Directors following the closing, control of the Company has changed to Mr. Rice by virtue of the number of shares issued to him and his appointment as a director and as president and CEO of the Company.

                               REVERSE STOCK SPLIT

         The Board of Directors has adopted, and shareholders owning a majority of the outstanding shares of common stock have approved, a one for 4.5 reverse stock split of the outstanding shares of Common Stock (the "Reverse Stock Split"). The effect of the Reverse Stock Split would be to decrease the number of outstanding shares to approximately 11,111,111 and increase the number of authorized but unissued shares from none to approximately 38,888,889.

REASONS FOR THE REVERSE STOCK SPLIT

         The Company had been inactive since 1995 and had no assets or on-going operations prior to the transaction with Link.com. In connection with the closing of the transaction with Link.com, the Company issued all of the remaining authorized shares of Common Stock in order to furnish to the shareholders of Link.com the controlling percentage ownership interest in the Company required by them. Although management has no present plans to issue any additional shares, it believes that it would be in the best interest of the Company to have a sufficient number of shares available for future acquisitions. Also, as a start up venture, the Company will likely use all available funds for the growth of the business. In order to motivate or compensate employees and others, management believes it would be advantageous to the Company to be able to have the option to pay such compensation in shares of the Common Stock rather than to use such funds. Also, management believes that the number of shares outstanding would make it difficult to commence or maintain an orderly market at a reasonable market value.


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EFFECTIVE INCREASE OF AUTHORIZED SHARES

         The Company proposes to effect the Reverse Stock Split without increasing the authorized number of shares of Common Stock which is currently 50,000,000. The Reverse Stock Split will have the effect of increasing the number of unissued authorized shares of Common Stock from none to 38,888,889. Management does not anticipate seeking shareholder approval for the issuance of all or any portion of the remaining authorized but unissued shares of Common Stock unless required by law or any rules or regulations to which the Company may be subject. Such action could result in potential dilution of the percentage ownership interest of existing shareholders if the effective increase in the authorized but unissued shares of Common Stock were to result in management issuing a significant number of such shares.

EFFECT OF REVERSE STOCK SPLIT ON SHAREHOLDERS

         The Reverse Stock Split will not affect any shareholder's proportionate equity interest in the Company, except for those shareholders who would receive one more or one less share of Common Stock in lieu of fractional shares. Holders of Common Stock will continue to be entitled to receive such dividends as may be declared by the Board of Directors. The Company's reporting obligations under the Securities Exchange Act of 1934, as amended, will not be affected by the Reverse Stock Split.

         The Company believes the completion of the Reverse Stock Split may not cause the trading price of the Common Stock to increase proportionately since there is currently no active or established trading market of the Common Stock. There can be no assurance that the Reverse Stock Split will result in any change in the price of the Common Stock or that, if the price of the Common Stock does increase as a result of the Reverse Stock Split, such increase would be proportional to the amount of the reverse split.

EFFECT OF THE REVERSE STOCK SPLIT ON CAPITAL STOCK

         The Company's Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock, all of which were outstanding on the Record Date. Following the Reverse Stock Split, the par value of the Common Stock will remain at $.001 per share. Because the number of issued shares of Common Stock will decrease but the par value will remain the same after the Reverse Stock Split, the Company's stated capital will decrease by approximately $38,889, and the Company's surplus account will increase by a corresponding amount. This change in the Company's capital accounts will be reflected in the Company's financial statements, along with a notation of the change in outstanding shares of Common Stock, as a result of the Reverse Stock Split.

         On the next business day following the 20th day after the mailing of this Information Statement (the "Effective Date"), the Company will effect the Reverse Stock Split. On the Effective Date, without further action of the Company or its shareholders, every 4.5 shares of Common Stock

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outstanding will automatically be reverse split into one share. Based on information as of the Record Date, the Company anticipates that the number of outstanding shares of Common Stock, after giving effect to the Reverse Stock Split, will be approximately 11,111,111 shares.

CERTAIN ANTI-TAKEOVER EFFECTS OF THE REVERSE STOCK SPLIT

         As described above, the effect of the Reverse Stock Split will be to increase the number of authorized shares of Common Stock available for issuance. Under certain circumstances, the Board of Directors could create impediments to, or delay persons seeking to effect, a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to a holder or holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders. Such an issuance could diminish the voting power of existing shareholders who favor a change in control, and the ability to issue the shares could discourage an attempt to acquire control of the Company. While it may be deemed to have potential anti-takeover effects, the Board is proposing the Reverse Stock Split solely for the purpose of increasing the number of authorized but unissued shares of Common Stock. The proposed amendment is not prompted by any specific effort or takeover threat currently perceived by management.

         The Reverse Stock Split could have material adverse consequences to the Company's independent stockholders. Such adverse consequences include, but are not limited to, the following:

         o Although the effect of the Reverse Stock Split would be to reverse split the outstanding stock on a pro rata basis, thus affecting each of the shareholders equally, some shareholders would be reduced below 100 shares which could make it more difficult to sell the shares should any market for the Common Stock be established. It is possible that shareholders holding less than 100 shares (otherwise known as "Odd Lots") of the Company's Common Stock following the Reverse Stock Split may have difficulty in disposing of their shares in that the commissions charged to sell such shares may exceed the value of the shares.

         o The present Board of Directors would have available 38,888,889 authorized but unissued shares of Common Stock, some or all of which could be issued without shareholder approval. The issuance of a significant number of shares could materially dilute the percentage ownership interest of the current shareholders and there is no assurance that such issuance would result in benefits to the existing shareholders such as greater market liquidity or a higher market price for the shares.

         o If the Board of Directors were to issue additional shares to Mr. Rice, he could acquire sufficient shares to constitute a majority of the outstanding shares. As such, he could continue to vote to retain his position as a director and elect the remaining directors; he could adopt provisions which could make it more difficult for anyone to take over the Company; or he could condition any takeover on the sale of his interest in the Company at a price greater than could be realized by any other shareholders in any market which may develop for the Common Stock.

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EXCHANGE OF CERTIFICATES; NO FRACTIONAL SHARES

         After the Effective Date, the Company will authorize the issuance of certificates representing one share of Common Stock in exchange for each 4.5 shares of Common Stock presently outstanding upon surrender of an existing certificate evidencing outstanding shares of Common Stock.

         No fractional shares of common stock will be issued in connection with the Reverse Stock Split. A shareholder who would otherwise be entitled to receive, in the aggregate, a number of shares of Common Stock that included a fraction of a share equal to or greater than one-half will receive, in lieu thereof, that number of shares rounded up to the next highest whole share. A shareholder who would otherwise be entitled to receive, in the aggregate, a number of shares that included a fraction less than one-half will not receive such fractional share and will be entitled only to that number of shares aggregate, rounded down to the next lowest whole share; provided, however, that any shareholder owning less than one share after the Reverse Stock Split will be rounded up to at least one whole share. All shares returned to the Company as a result of the Reverse Stock Split will be canceled and returned to the status of authorized but unissued shares.

         The Company's transfer agent will represent the Company as exchange agent ("Exchange Agent"), in connection with the Reverse Stock Split. As soon as practicable after the Effective Date, the holders of the Common Stock will be notified that the Reverse Stock Split has been effected and may surrender to the Exchange Agent any certificate(s) representing outstanding shares of Common Stock in exchange for new certificate(s) representing the reduced number of shares of Common Stock that will result from the Reverse Stock Split. To eliminate confusion in the transactions of the Company's Common Stock, the Board of Directors recommends that shareholders surrender their certificates for exchange; however, shareholders are not required to do so. The Company will continue to honor any old certificates, subject to the effect of the reverse split, prior to any future transfer. The Company will not pay any costs of issuing new certificates. On the Effective Date, each certificate representing shares of Common Stock will be deemed for all purposes to represent the reduced number of shares of Common Stock that will result from the Reverse Stock Split, whether or not the certificates representing outstanding Common Stock are surrendered for exchange.

NO DISSENTERS' RIGHTS

         The Nevada Revised Statutes do not vest shareholders of the Company with dissenters' rights with respect to the Reverse Stock Split.

RESALES OF RESTRICTED SECURITIES

         The Reverse Stock Split will not affect the transferability of shares of Common Stock or any present restriction on the sale thereof. Therefore, for purposes of determining the relevant holding

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period as prescribed by Rule 144 under the Securities Act of 1933, as amended, the shares of Common Stock to be issued to each shareholder after the Effective Date will be deemed to have been acquired on the date on which the shareholder acquired the shares of Common Stock held immediately prior to the Effective Date.

FEDERAL INCOME TAX CONSEQUENCES

         A summary of the federal income tax consequences of the Reverse Stock Split is set forth below. The discussion is based on present federal income tax law. The discussion is not, and should not be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Stock Split. This summary does not purport to deal with all aspects of federal income taxation that may be relevant to a particular shareholder in light of such shareholder's personal investment circumstances or to certain types of shareholders subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code") (including, without limitation, financial institutions, broker-dealers, regulated investment companies, life insurance companies, tax-exempt organizations, foreign corporations and non-resident aliens). Accordingly, shareholders are urged to consult their personal tax advisors for an analysis of the effect of the Reverse Stock Split on their respective tax situations, including consequences under applicable state, local or foreign tax laws.

         Pursuant to Section 368(a)(1)(E) of the Code, the Company believes the Reverse Stock Split will qualify as a recapitalization to the extent that outstanding shares of Common Stock are exchanged for a reduced number of shares of Common Stock. Therefore, neither the Company nor its shareholders will recognize any gain or loss for federal income tax purposes as a result thereof.

         The shares of Common Stock to be issued to each shareholder to effect the Reverse Stock Split will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of Common Stock held by such shareholder immediately prior to the Effective Date. A shareholder's holding period for the shares of Common Stock to be issued will include the holding period for shares of Common Stock exchanged therefor, provided that such outstanding shares of Common Stock were held by the shareholder as capital assets on the Effective Date.

VOTE REQUIRED

         Approval of the Reverse Stock Split required the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the proposal. Shareholders owning a majority of the outstanding shares of Common Stock approved the Reverse Stock Split on September 23, 1999.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

         With the acquisition of Link.com as an operating subsidiary of the Company, management believes that it would be advisable to change the name of the Company to reflect its new business.

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Thus, the Board of directors has authorized, and shareholders owning a majority of the outstanding shares of common stock have approved, an amendment to Article I of the Articles of Incorporation of the Company to change its name to "Link.com, Inc." Articles of amendment will be filed with the State of Nevada on the first business day following the 20th day after mailing of this Information Statement. Prior to filing the articles of amendment to change the name of the Company, management will authorize and file articles of amendment for Link.com to change its name to "Link.com Opps, Inc." to differentiate between the two entities.

                              ELECTION OF DIRECTORS

CURRENT MANAGEMENT

         The following table sets forth the current officers and directors of the Company:

                  Name                      Age     Position Held                      Director Since
                  ----                      ---     -------------                      --------------
                  Marion Robert Rice        47      Director, President, & CEO         1999
                  Rhonda Eardley            38      Director, Secretary & Treasurer    1998
                  Robert K. Hatch           70      Director & Vice-President          1998

                  MARION ROBERT RICE has been the CEO and a director of Link.com since its inception in May of 1999. From July 1993 until May 1999, he was the co-founder with Mr. McBee, chairman and a director of Centratex Support Services, a health care consulting firm.

                  RHONDA EARDLEY is presently a director and the secretary/treasurer of the Company. She has over seven years' experience as a dental assistant. For the past five years she has worked as a corporate secretary and office manager for various small companies.

                  ROBERT K. HATCH is currently a director and a vice-president of the Company. He has served on boards of public and private corporations. Mr. Hatch has been retired since 1990. Prior to 1990 he was employed by the Newspaper Agency of Salt Lake City, Utah.

         The Articles of Incorporation provide for a board of directors consisting of at least three persons. Directors are elected at the annual meeting of the shareholders and each director holds office until the next annual meeting of shareholders and until his successor is elected and qualified.

         The Company has no standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. No meetings of the Board of Directors were held during the year ended December 31, 1999; all actions by the Board of Directors were by unanimous written consent.

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         In August 1998 the Board of Directors authorized the issuance of
2,000,000 shares of its common stock to Howard M. Oveson, an officer and director of the Company at such time, in settlement of $4,760 advanced by Mr. Oveson's company on behalf of the Company. Such funds were used to pay outstanding debts of the Company. No compensation was paid by the Company, or accrued on behalf of any officer or director of the Company during the last three fiscal years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         No reporting person failed to file on a timely basis reports required by section 16(a) of the Exchange Act since such reporting persons became subject to such reporting requirements during 1999, except as follows:

         Name                         Late Reports        Number of Transactions
         ----                         ------------        ----------------------
         Marion Robert Rice           Form 3              One
         Andrew Wade McBee            Form 3              One
         Donald Deshotels             Form 3              One
         Sandra Denise Deshotels      Form 3              One

NOMINEES

         At the closing of the Reorganization Agreement, Howard M. Oveson resigned as an officer and director of the Company and Marion Robert Rice, an officer and director of Link.com, was appointed an officer and director of the Company to fill the vacancy created by the resignation of Mr. Oveson. After the closing the following persons were nominated by the Board of Directors, and elected by consent of the Shareholders, to become directors of the Company to fill the unexpired terms of Rhonda Eardley and Keith Hatch, the remaining two incumbent directors who agreed in connection with the reorganization to resign in favor of the nominees selected by Link.com:

                  ANDY W. McBEE was co-founder with Mr. Rice of Centratex Support Services, and has served as president of such company since June 1993. He has also been a director of Link.com since May 12, 1999. Age 41.

                  DONALD DESHOTELS has been a vice-president and director of Link.com since May 12, 1999. From June 1996 until May 11, 1999, he was the chief technical officer for Venture Information Systems, Euless, Texas, a software development firm. From April 1992 to June 1996, he held several positions with Lewis Computer Services, Baton Rouge, Louisiana, a software development firm. He was the software development manager for the last year of service. Age 31.

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                           REORGANIZATION TRANSACTION

         This section of the Information Statement describes certain aspects of the acquisition of Link.com as a wholly owned subsidiary of the Company but does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement. Information concerning the business and management of Link.com set forth below and elsewhere herein has been furnished by management of such entity.

GENERAL DESCRIPTION

         The Reorganization Agreement provided that on the Closing Date (hereinafter defined as the "Closing" or the "Closing Date") the shareholders of Link.com would exchange all of their shares for 46,750,040 shares of the Company, such that Link.com would become a wholly owned subsidiary of the Company and the shareholders of Link.com would own approximately 93.5% of the outstanding stock of the Company.

         The Reorganization Agreement contained a number of representations made by the Company, Link.com, and the shareholders of Link.com. Among other items, each of the entities represented that it was in good standing in its state of domicile; that the Reorganization Agreement was duly authorized by the respective boards of directors; that the financial information provided to the other was true and correct in all material respects; that there had been no material changes since the date of the financial information; that there were no legal or administrative actions pending or contemplated which involved the companies or their properties; and that all taxes were paid. The shareholders of Link.com represented in essence that they owned the shares to be transferred to the Company free and clear of any encumbrances.

         The Closing of the Reorganization Agreement was held on September 23, 1999. At Closing the shareholders of Link.com transferred their shares in Link.com to the Company, Link.com transferred all of its outstanding shares to the Company, and the Company issued 46,750,040 shares pro rata to the shareholders of Link.com. Thus, Link.com is now a wholly owned subsidiary of the Company.

         Prior to Closing each of the entities granted the other full access to any material information about the entity, its business, or properties. The entities conducted their businesses in the same manner prior to Closing as they had done prior to executing the Reorganization Agreement. Neither the Company nor Link.com sought, or obtained, shareholder approval of the transaction.

CONDITIONS TO THE REORGANIZATION

         As a condition to the Closing, all of the representations made by the parties were required to be true and correct as of the Closing Date, and all of the obligations by the parties were required to be completed. In addition, no litigation or governmental proceeding could be pending or which threatened to restrain or enjoin the transactions. Also, there could be no material adverse change, financially or otherwise, affecting Link.com or the Company. The Company was also required to cause the appointment of Mr. Rice as a director of the Company. All of the conditions for Closing were met by the parties.

BASIS AND REASONS FOR THE REORGANIZATION

         As part of its business strategy Link.com recognized the tremendous growth opportunity in the health care industry. To expedite timeliness to market and expansion of its business, Link.com needs additional capital. In order to increase its capital, management determined that the public market would provide the best access to capital infusion. The Company has been inactive since 1996 and has been seeking business opportunities which would allow its shareholders to realize potential return on their stock holdings. The Boards of Directors of Link.com and the Company believe that the reorganization transaction met the companies' objectives and would be in the best interests of the shareholders.

ACCOUNTING TREATMENT

         Because the former shareholders of Link.com control the Company following the Closing of the Reorganization Agreement, management believes the reorganization will be treated as a "reverse acquisition" for accounting purposes, and although Link.com would be deemed to be the acquiring corporation for financial accounting purposes, the legal status of the Company as parent corporation will not change.

REGULATORY APPROVAL

         No specific federal or state regulatory approvals were required or obtained by the Company in connection with the consummation of the reverse acquisition transaction other than general compliance with applicable corporation laws and state and federal securities laws.

FEDERAL INCOME TAX CONSEQUENCES

         Management believes that no gain or loss will be recognized in the reverse acquisition transaction.

                              BUSINESS OF LINK.COM

GENERAL

         The Company was incorporated for the primary purpose of exploring for commercial gold deposits. The Company had owned various unpatented mining claims near Grangeville, Idaho, from 1962 until the last mining claim was abandoned in 1995. The claims were abandoned because the Company did not have adequate working capital in order to pay the annual maintenance fee of $100 per mining claim to the U.S. Bureau of Land Management. From 1995 until the reorganization with Link.com, the Company was inactive. During 1998 the Company changed its domicile to the State of Nevada and effected a one-for-four reverse split of the outstanding shares of Common Stock effective on August 12, 1998.

LINK.COM

         Link.com was co-founded by Marion Robert Rice and Andy W. McBee to develop Internet software products for use by physicians and other health care providers. Link.com was originally incorporated on May 12, 1999. However, when the check furnished by Link.com's agent in Nevada was returned for insufficient funds, the charter was revoked and the principals had to reincorporate Link.com on September 15, 1999. On August 31, 1999, Link.com purchased the assets of two entities: National Health Care Information Systems, LLC, a Texas limited liability company organized on November 4, 1998, and Venture Information Systems, LLC, a Texas limited liability company organized on August 7, 1996. National Health Care was organized to develop a product known as scanware which was designed to scan specific documents and implement them into an existing database to effect various reporting functions within the healthcare arena, such as clinical tracking of patient care and the financial reporting resulting from a patients care. There have been no sales of this product. Venture Information was created to develop and implement DocLink, described below.

PRODUCTS

         Link.com has developed two web-based software products that enable health care providers to communicate and validate pertinent and private information to physicians and other ancillary providers while keeping the data secure and reducing costs typically incurred in the time and expenses to communicate such information manually.

         DOCLINK, Link.com's first product, was released in January 1997. This product furnishes health care providers with a means to send doctor's orders and other vital patient information to a physician's office, where the orders would then be reviewed and authorized by the physician on his or her desktop computer. The program allows a home care provider to scan in an order and send it to a physician. At the doctor's office, DocLink alerts the physician with a "you've got mail" type icon, where the physician can read the order on the screen and affix his or her electronic signature by invoking a password. DocLink automatically delivers the signed order back to the home care provider, and automatically prints the order to be stored in the paper chart. While the physician is reviewing orders, DocLink can provide him or her with a timing routine which also feeds a database that furnishes per-patient oversight billing reports.

         SAFE HAVEN, Link.com's second product, was released in August 1999. Safe Haven is a web-based product or service which was developed by the company in conjunction with several clinical and administrative professionals in home health care to verify whether services rendered by a provider to a patient are eligible for reimbursement. The program allows home health care providers to upload an OASIS file (clinical documentation mandated by the Health Care Financing

Administration) to the Safe Haven web site and receive immediate results on the validity of the data. The purpose of this product is to reduce the labor costs resulting from nurses spending several hours reviewing such data in a patient's paper chart and to reduce the chances of claim rejections for documentation deficiencies. The program is designed to detect conflicting nursing responses, to assist with the coordination and preparation of a patient's plan of care, to recognize patients who may not be eligible for particular services, and to make suggestions for completion of the patient's plan of treatment.

         Currently, the Doc link product is being licensed by 400 physicians and home health care agencies located in Texas, Louisiana, Mississippi, Alabama, and Oklahoma. The Internet product Safe Haven is currently receiving use from all parts of the country.

MARKETING

         Sales and marketing efforts have been focused upon four target audiences: (i) physician organizations; (ii) home health care agencies, nursing home facilities, durable medical equipment providers, pharmacies, skilled nursing facilities, and other health care industry constituents; (iii) physicians, including physician practice management groups; and (iv) business development partners, including physician software, network service vendors and key Internet medical information service providers. Link.com's key objectives are to maximize the number of physicians registered to use the service. Management intends to market Link.com's services through multiple channels, including building on the existing customer base in the states of Texas, Louisiana and Nevada, and working closely with existing physician and ancillary customers to maximize regional physician enrollment. Once contracts are in place, Link.com's customer service strategies are essential to its ability to maximize physician use of future products and services. Link.com intends to provide toll free telephone support to customer members seven days a week, 24 hours per day. It also intends to provide online resources and help functions, which should facilitate solutions to most frequently asked questions. In addition to a customer service center, Link.com intends to provide an account manager to provide implementation support to customers. This will provide an ongoing channel of communication between Link.com and its customers to ensure that Link.com services consistently meet customer needs.

         Link.com intends to market its services to physicians in several ways. It is currently employing a direct sales force in-house to contract with individual and large groups of physicians. In addition, it intends to adopt a strategy of complementing, rather than competing with traditional providers of desktop software and network services to physicians, by pursuing marketing relationships with those vendors.

         Link.com also intends to work closely with ancillary health care service companies to maximize physician enrollment. Together, the companies will seek to identify groups of high volume physicians that represent the majority of potential transactions. In addition, Link.com will work closely with all industry participants to maximize physicians' adoption of these services. Link.com also intends to contract with clinical laboratories and pharmacies, which represent the bulk of transaction volume on a local and national basis.

COMPETITION


         The market for healthcare e-commerce is in its infancy and is undergoing rapid technological changes. Competition will potentially come from several areas, including traditional healthcare software vendors, electronic data interchange network providers, emerging e-commerce companies or others. Two of the principal competitors of the Company are Web MD and Careinsite. These companies have expended large amounts of capital to obtain a market share with physicians. The Internet portals they have developed are more informational content oriented web sites. The Company's research has shown no direct competitor to the Doc Link product. Additionally, the Safe Haven product has limited competition both in size and design. There are no other products that are used for the OASIS assessment compliance utilizing the Internet. However, there are software designs that integrate a similar methodology. These products however encompass a full set of tools that may only be purchased together. Most all home health care agencies already have similar software and do not have a need for a replacement system.


GOVERNMENT REGULATION

         Participants in the healthcare industry are subject to extensive and frequently changing regulation at the federal, state and local levels. The Internet and its associated technologies are also subject to government regulation. Existing as well as new laws and regulations could adversely affect our business. Laws and regulations may be adopted with respect to the Internet or other on line services covering issues such as privacy, pricing, content, copyrights, characteristics of products and services. These applications are uncertain and may take years to resolve. Our Internet applications may be affected by additional regulation of the Internet. For example, until recently current Health Car Financing Administration guidelines prohibited transmission of Medicare eligibility information over the Internet.

         We are subject to extensive regulation relating to the confidentiality and release of medical patient records. Proposed legislation governing the distribution of medical records exists at both the state and federal levels. It may prove expensive to implement security or other measures designed to comply with any now legislation.

         Many existing laws and regulations, when enacted, did not anticipate the methods of healthcare e-commerce Link.com and others are developing. Management believes, however, that these laws and regulations may nonetheless be applied to its healthcare e-commerce business.

         Current laws and regulations, which may affect the healthcare e-commerce industry, relate to the following:

         o    Confidential patient medical record information;

         o The electronic transmission of information from physicians' offices to pharmacies, laboratories and other healthcare industry participants;

         o The use of software applications in the diagnosis, cure, treatment, mitigation or prevention of disease;

         o Health maintenance organizations, insurers, healthcare service providers and/or employee health benefit plans; and

         o    The relationships between or among healthcare providers.

         Link.com believes that it is conducting its healthcare e-commerce business in substantial compliance with the laws of the State of Texas and applicable federal law. However, the impact of regulatory developments in the healthcare industry is complex and difficult to predict. Link.com cannot provide assurance that it will not be materially adversely affected by existing or new regulatory requirements or interpretations. These requirements or interpretations could also limit the effectiveness of the use of the Internet for the methods of healthcare e-commerce Link.com is developing or even prohibit the sale of a product or service furnished or developed by it.

         Healthcare service providers are also subject to a wide variety of laws and regulations that could affect the nature and scope of their relationships with Link.com. Such laws regulate a broad array of subjects, including confidentiality, financial relationships with vendors, mandated benefits, grievance and appeal procedures, and others. State and federal laws have also implemented so-called "fraud and abuse" rules that specifically restrict or prohibit certain types of financial relationships between Link.com and its customers or its customers and healthcare service providers, including physicians and pharmacies. Laws governing healthcare providers and payers are often not uniform among the states, and could require Link.com to undertake the expense and difficulty of tailoring its business procedures, information systems, or financial relationships in order for its customers to be in compliance with applicable laws and regulations. Compliance with such laws could also interfere with the scope of Link.com's services, or make them less cost-effective for its customers electronically.

         Other legislation currently being considered at the federal level could affect Link.com's business. For example, the Health and Insurance Portability and Accounting Act of 1996 also mandates the use of standard transactions, standard identifiers, security and other provisions by the year 2000, for healthcare information that is electronically transmitted, processed, or stored. Link.com is designing its services to comply with these proposed regulations; however, these regulations are subject to significant modification prior to becoming final which could cause it to use additional resources and lead to delays in order to revise its services. In addition, Link.com's ability to electronically transmit information in carrying out business activities depends on other healthcare providers and payers complying with these regulations.

PATENTS & TRADE MARKS

         The Company has applied for a federal service mark for "LINK.COM." The Company has also applied for a patent for Secure Medical Data Systems which encompasses not only future Scanware products but also has DocLink and Safe Haven as separate patent items within the claims and the summary of the invention. The patent will be assigned to the Company from Marion Robert Rice and Sheila Hemphill by the first quarter 2000.


EMPLOYEES

         At September 30, 1999, the Company had six full-time employees, including management, all of whom were employed by Link.com. Link.com also uses the of a business consultant on a full-time basis, ten non-exclusive independent sales agents, one part-time accountant, and one outside technology consultant on an as-needed basis.

                               PLAN OF OPERATIONS

         The Company had no revenues from operations during the fiscal year ended December 31, 1998, or during the first two quarters of 1999. During the third quarter, the Company had total revenues of $13,641, with general and operating expenses of $42,827, and a net loss of ($24,808). The Company is operating from its first round of financing obtained September through November of 1999. The Company is currently working to raise additional capital through a private equity offering of from $2,000,000 to $10,000,000 to finance operations growth and to finish the core Internet applications that are currently in research and development.


FORWARD LOOKING STATEMENTS

         Statements contained in this section, and elsewhere in this Information Statement, which are not historical facts, are forward looking statements. Such forward looking statements are necessary estimates reflecting the best judgement of the party making such statements based upon current information and involve a number of risks and uncertainties. Forward looking statements contained in this section may involve the following risks which may inhibit the Company's ability to reach future performance goals:

         o        Our business has limited operating history;

         o Performance or security problems with our system could damage our business;

         o Our business will suffer if commercial users do not accept Internet solutions;

         o Technology may change faster than we can update our applications and services;

         o        Our platform and its scalability are not proven;

         o Changes in the healthcare industry could adversely affect our business;

         o        We may face product related liability;
                  Our proprietary technology may be subject to infringement claims or may be infringed upon;

         o Lengthy sales and implementation cycles for our solutions could adversely affect our revenue growth;

         o        We will need to obtain future funding;

         o        We face risk related to the year 2000;

         o We must acquire technologies and companies to increase our customer base;

         o        We must manage our growth:

         o Our business will suffer if we do not expand our product applications;

         o        The healthcare industry may not accept our solutions; or

         o We will rely on strategic relationships to generate further revenue.

                              FINANCIAL STATEMENTS

         Copies of the Company's financial statements for the year ended December 31, 1998 (including operating statements for the year ended December 31, 1997), and the period ended September 30, 1999, are attached hereto.

                                          By Order of the Board of Directors

                                          Marion Robert Rice, President
Brady, Texas

___________, 2000

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 10-QSB

                                   (Mark One)
           [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      For the quarter ended March 31, 1999

          [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

              For the transition period from ________ to __________

                         Commission File Number: 0-29804

                          CENTER STAR GOLD MINES, INC.
               (Exact name of Registrant as specified in charter)

                 NEVADA                             82-0255758
      State or other jurisdiction of          I.R.S. Employer I.D. No.
      incorporation or organization

    4970 South 900 East, Suite F104, Salt Lake City, UT         84117
         (Address of principal executive offices)             (Zip Code)

         Issuer's telephone number, including area code: (801) 269-9500

Check whether the Issuer (1) has filed all reports required to be filed by section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such fling requirements for the past 90 days.
(1)  Yes [X]  No [ ]       (2)  Yes  [ ]    No  [X]

State the number of shares outstanding of each of the Issuer's classes of common equity as of the latest practicable date: At May 21, 1999, there were 3,249,960 shares of the Registrant's Common Stock outstanding.

PART I

Item 1.  Financial Statements

The financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. However, in the opinion of management, all adjustments (which include only normal recurring accruals) necessary to present fairly the financial position and results of operations for the periods presented have been made. The results for interim periods are not necessarily indicative of trends or of results to be expected for the full year. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's registration statement on Form 10-SB.

Center Star Gold Mines, Inc.
(A Development Stage Company)
Balance Sheets

                                               March 31, 1999    December 31, 1998
ASSETS

Current Assets
Cash                                             $     -0-          $     -0-

Total Assets                                     $     -0-          $     -0-

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                 $     500          $     500

Total Current Liabilities                              500                500

Stockholders' Equity
Common Stock; $.001 Par Value, 50,000,000
Shares Authorized; 3,249,760 Shares Issued
and Outstanding Retroactively Restated               3,250              3,250
Paid In Capital                                    436,008            436,008
Accumulated Deficit                               (439,758)          (439,758)

Total Stockholder' Equity                             (500)              (500)

Total Liabilities & Stockholders' Equity         $     -0-          $     -0-

Center Star Gold Mines, Inc.
(A Development Stage Company)
Statement of Operations




                                            For the period From

                            For the three     For the three       June 2, 1998
                             Months ended     Months ended        (Inception)to
                            March 31, 1999   March 31, 1998       March 31, 1999
Revenues
Transfer Fees                 $      -0-       $      -0-        $     -0-

Operating Expenses
Legal & Accounting                   -0-              -0-            4,400
Fees                                 -0-              -0-              990
Consulting Fees                      -0-              -0-              663

Total Operating Expenses             -0-              -0-            6,053

(Loss) from Operations               -0-              -0-           (6,053)

Other Income
Forgiveness of Debt                  -0-              -0-            3,624

Net (Loss)                    $      -0-       $      -0-        $  (2,429)

Net (Loss) Per Share          $      .00       $      .00        $     .00

Weighted Average Number
of Shares                      3,249,960        1,084,263                *

Center Star Gold Mines, Inc.
(A Development Stage Company)
Statements of Cash Flows



                                                         For the period From

                                          For the three    For the three    June 2, 1998
                                           Months ended    Months ended     (Inception)to
                                          March 31, 1999  March 31, 1998   March 31, 1999
Cash Flows from Operating
Activities
   Net (Loss)                                 $ -0-            $ -0-         $ (2,429)
Adjustments to Reconcile
Net Income to Net Loss Used by
Operating Activities:
   Forgiveness of Debt                          -0-              -0-           (3,624)
   Non Cash Consulting Fees                     -0-              -0-              663
   Increase in Accounts Payable                 -0-              -0-              500

Net Cash Used by Operating Activities           -0-              -0-           (4,890)

Cash Flows from Financing Activities
  Advances from Officer                         -0-              -0-            4,890

Net Cash Used from
   Financing Activities                         -0-              -0-            4,890
   Net Decrease in Cash                         -0-              -0-              -0-
   Cash at Beginning of Year                    -0-              -0-              -0-
   Cash at End of Year                        $ -0-            $ -0-         $    -0-

Disclosures from Operating Activities
   Interest                                   $ -0-            $ -0-         $    -0-
   Taxes                                        -0-              -0-              -0-

Center Star Gold Mines, Inc.
(A Development Stage Company)
Notes to Financial Statements

NOTE #1 - Organization

The Company was incorporated on May 1, 1961, under the laws of the State of Idaho. On July 21, 1998, the Company filed Articles of Merger in the state of Nevada wherein Center Star Gold Mines, Inc., an Idaho Corporation, merger with Center Star Gold Mines, Inc., a Nevada Corporation, incorporated on June 2, 1998.

The purpose for which the Company is organized is to transact any lawful business or to promote or conduct any legitimate object or purpose under and subject to the laws of the state of Nevada.

Since its incorporation in the State of Nevada the Company is considered to be in the development stage.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

  The Company had no revenues from operations during the fiscal year ended December 31, 1998, or during the first quarter ended March 31, 1999, and has had no significant revenues from operations since its inception.

   The Company has no plans to raise or seek additional funding, but intends to seek a new business venture or enterprise for the Company. The Company has no significant operating costs or capital obligations.


SIGNATURES

 In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CENTER STAR GOLD MINES, INC.

                                      By  /s/ HOWARD M. OVESON, PRESIDENT
                                              ---------------------------

Date: May 21, 1999

[ARTICLE] 5

[PERIOD-TYPE]                   3-MOS
[FISCAL-YEAR-END]                          DEC-31-1999
[PERIOD-END]                               MAR-31-1999
[CASH]                                               0
[SECURITIES]                                         0
[RECEIVABLES]                                        0
[ALLOWANCES]                                         0
[INVENTORY]                                          0
[CURRENT-ASSETS]                                     0
[PP&E]                                               0
[DEPRECIATION]                                       0
[TOTAL-ASSETS]                                       0
[CURRENT-LIABILITIES]                              500
[BONDS]                                              0
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[COMMON]                                             0
[OTHER-SE]                                           0
[TOTAL-LIABILITY-AND-EQUITY]                         0
[SALES]                                              0
[TOTAL-REVENUES]                                     0
[CGS]                                                0
[TOTAL-COSTS]                                        0
[OTHER-EXPENSES]                                     0
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                                   0
[INCOME-PRETAX]                                      0
[INCOME-TAX]                                         0
[INCOME-CONTINUING]                                  0
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                         0
[EPS-BASIC]                                          0
[EPS-DILUTED]                                        0

                          Center Star Gold Mines, Inc.
                         (A Development Stage Company)

                              Financial Statements

                             September 30, 1998 and
                           December 31, 1997 and 1996

                     [SCHVANEVELDT AND COMPANY LETTERHEAD]



                          Independent Auditors Report

Board of Directors
Center Star Gold Mines, Inc.
(A Development Stage Company)

I have audited the accompanying balance sheets of Center Star Gold Mines, Inc., (a development stage company), as of September 30, 1998, December 31, 1997 and 1996, and the related statements of operations, stockholders' equity, and cash flows for the period January 1, 1998 to September 30, 1998 and the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #3 to the financial statements, the Company has an accumulated deficit and a negative net worth at September 30, 1998. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note #3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In my opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of Center Star Gold Mines, Inc., (a development stage company), as of September 30, 1998, December 31, 1997 and 1996, and the results of its operations and its cash flows for the period January 1, 1998 to September 30, 1998 and the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.

                                            /s/ SCHVANEVELDT AND COMPANY

Salt Lake City, Utah
December 16, 1998

                          Center Star Gold Mines, Inc.
                         (A Development Stage Company)
                                 Balance Sheets
                 September 30, 1998, December 31, 1997 and 1996


                                           September 30,   December 31,   December 31,
                                                1998           1997           1996
                                           -------------   ------------   ------------
       Assets
Current Assets
   Cash                                      $      -0-      $     -0-      $     245
                                             ----------      ---------      ---------

      Total Assets                           $      -0-      $     -0-      $     245
                                             ==========      =========      =========

      Liabilities & Stockholders' Equity

Current Liabilities
   Advances from Officer                     $      -0-      $   3,624      $   2,485
                                             ----------      ---------      ---------

Stockholders' Equity
   Common Stock; $.001 Par Value, 50,000,000
    Shares Authorized;
     3,249,760 and 1,084,223 Shares Issued
     and Outstanding Retroactively Restated       3,250          1,084          1,084
   Paid In Capital                              436,008        432,621        432,621
   Accumulated Deficit                         (439,258)      (437,329)      (435,945)
                                             ----------      ---------      ---------

      Total Stockholders' Equity                    -0-         (3,624)        (2,240)
                                             ----------      ---------      ---------

      Total Liabilities & Stockholders'
       Equity                                $      -0-      $     -0-      $     245
                                             ==========      =========      =========

   The accompanying notes are an integral part of these financial statements

                       Center Star Gold Mines, Inc.
                      (A Development Stage Company)
                         Statement of Operations
          For the Period January 1, 1998 to September 30, 1998 and the Years Ended December 31, 1997 and 1996

                                          September 30,   December 31,  December 31,
                                              1998            1997          1996
                                          -------------   ------------  ------------
Revenues
   Transfer Fees                          $       -0-    $        46   $       172
                                            ---------      ---------     ---------
Operating Expenses
   Legal & Accounting                           3,900          3,200           -0-
   Fees                                           990            423           -0-
   Office                                         -0-             61           175
   Taxes & Licenses                               -0-             30           -0-
   Loss on Abandoned Mining Claims                -0-            -0-           100
   Consulting Fees                                663            -0-           -0-
                                            ---------      ---------     ---------
        Total Operating Expenses                5,553          3,714           275
                                            ---------      ---------     ---------
        (Loss) from Operations                 (5,553)        (3,668)         (103)

Other Income
   Forgiveness of Debt                    $     3,624    $     2,284   $       -0-
                                            ---------      ---------     ---------
        Net (Loss)                        $    (1,929)   $     1,384   $      (103)
                                            =========      =========     =========
        Net (Loss) Per Share              $      (.00)   $      (.00)  $      (.00)
                                            =========      =========     =========
        Weighted Average Number of Shares   2,022,847      1,084,263     1,084,263
                                            =========      =========     =========


   The accompanying notes are an integral part of these financial statements

                          Center Star Gold Mines, Inc.
                         (A Development Stage Company)
                       Statement of Stockholders' Equity
             For the Period December 31, 1995 to September 30, 1998


                                 Common Stock     Paid In  Accumulated
                                Shares   Amount   Capital    Deficit     Totals
                                ------   ------   -------  -----------   ------
Balance, December 31, 1995
Retroactively Restated         1,084,223 $1,084   $432,621  $(435,842)   $(2,137)

Net Loss for the Year Ended
December 31, 1996                                                (103)      (103)
                               --------- ------   --------  ---------    -------

Balance, December 31, 1996     1,084,223  1,084    432,621   (435,945)    (2,240)

Net Loss for the Year Ended
December 31, 1997                                              (1,384)    (1,384)
                               --------- ------   --------  ---------    -------

Balance, December 31, 1997     1,084,223  1,084    432,621   (437,329)    (3,624)

Shares Issued for Services
Retroactively Restated           165,737    166        497                   663

Shares Issued for Expenses
Paid by Officer                2,000,000  2,000      2,890                 4,890

Net Loss for Period Ended
September 30, 1998                                             (1,929)    (1,929)
                               --------- ------   --------   ---------   -------
Balance, September 30, 1998    3,249,960 $3,250   $ 43,608   $(439,258)  $   -0-
                               ========= ======   ========   =========   =======


   The accompanying notes are an integral part of these financial statements

                          Center Star Gold Mines, Inc.
                         (A Development Stage Company)
                            Statements of Cash Flows
                    For the Period Ended September 30, 1998
                 and the Years Ended December 31, 1997 and 1996

                                                            September 30,     December 31,     December 31,
                                                                1998              1997             1996
                                                            -------------     ------------     ------------
Cash Flows from Operating Activities
     Net (Loss)                                              $   (1,929)      $   (1,384)        $   (103)
     Adjustments to Reconcile Net Income to
        Net Loss Used by Operating Activities:
          Loss on Abandoned Mining Claims                            -0-              -0-             100
          Forgiveness of Debt                                        -0-          (2,284)              -0-
          Non Cash Consulting Fees                                  663               -0-              -0-
          Gain on Mining Claims                                  (3,624)              -0-              -0-
                                                             ----------       ----------         --------
            Net Cash Used by Operating Activities                (4,890)          (3,668)              (3)
                                                             ----------       ----------         --------
Cash Flows from Financing Activities
     Advances from Officer                                        4,890            3,624               -0-
     Repayments of Advances                                          -0-            (201)              -0-
                                                             ----------       ----------         --------
            Net Cash Used from Financing Activities               4,890            3,423               -0-
                                                             ----------       ----------         --------
            Net Decrease in Cash                                     -0-            (245)              (3)
            Cash at Beginning of Year                                -0-             245              248
                                                             ----------       ----------         --------
            Cash at End of Year                              $       -0-      $       -0-        $    245
                                                             ==========       ==========         ========
Disclosures from Operating Activities
     Interest                                                $       -0-      $       -0-        $     -0-
     Taxes                                                           -0-              -0-              -0-


   The accompanying notes are an integral part of these financial statements

                          Center Star Gold Mines, Inc.
                         (A Development Stage Company)
                         Notes to Financial Statements

NOTE #1 - Organization

The Company was incorporated on May 1, 1961, under the laws of the State of Idaho. On July 21, 1998, the Company filed Articles of Merger in the state of Nevada wherein Center Star Gold Mines, Inc., an Idaho Corporation, merger with Center Star Gold Mines, Inc., a Nevada Corporation, incorporated on June 2, 1998.

The purpose for which the Company is organized is to transact any lawful business or to promote or conduct any legitimate object or purpose under and subject to the laws of the state of Nevada.

Since its incorporation in the State of Nevada the Company is considered to be in the development stage.

NOTE #2 - Significant Accounting Policies

A.   The Company uses the accrual method of accounting.

B. Revenues and directly related expenses are recognized in the period when the goods are shipped to the customer.

C. The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

D. Primary Earnings Per Share amounts are based on the weighted average number of shares outstanding at the dates of the financial statements. Fully Diluted Earnings Per Shares shall be shown on stock options and other convertible issues that may be exercised within ten years of the financial statement dates.

E. Inventories: Inventories are stated at the lower of cost, determined by the FIFO method or market.

F. Depreciation: The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is depreciated (amortized, over the lesser of the length of the related assets or the estimated lives of the assets. Depreciation is computed on the straight line method for reporting purposes and for tax purposes.

G. Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE #3 - Going Concern

The Company has no assets and no operations from which it can obtain working capital. The Company recognizes that it must find a source of working capital or the Company may not be able to continue its existence.

                          Center Star Gold Mines, Inc.
                         (A Development Stage Company)
                  Notes to Financial Statements - Continued -

NOTE #4 - Income Taxes

The Company has adopted FASB 109 to account for income taxes. The Company currently has no issues that create timing differences that would mandate deferred tax expense. Net operating losses would create possible tax assets in future years. Due to the uncertainty as to the utilization of net operating loss carry-forwards an evaluation allowance has been made to the extent of any tax benefit that net operating losses may generate.

The Company has incurred losses that can be carried forward to offset future earnings if conditions of the Internal revenue Codes are met. These losses are as follows:

                                                       Year of Loss       Amount       Expiration Date
                                                       ------------       ------       ---------------
                                                           1998            $1,921             2013
Current Tax Asset Value of Net Operating Loss
  Carry-forwards at Current Prevailing Federal
  Tax Rate                                                                                   $ 289
Evaluation Allowance                                                                          (289)
                                                                                             -----
  Net Tax Asset                                                                              $ -0-
                                                                                             =====
  Current Income Tax Expense                                                                   -0-
  Deferred Income Tax Benefit                                                                  -0-

NOTE #5 - Stockholders' Equity

Common Stock:

     Prior to the merger with Center Star Gold Mines, Inc., a Nevada Corporation, the Idaho Corporation reverse split all of the issued and outstanding shares of common stock on a one for four basis. There were 5,000,000 shares pre-split and 1,249,960 post-split shares outstanding.

     The Idaho Corporation issued 165,737 post-split shares of its common stock for consulting services valued at the par value of the shares issued in the amount of $663.

     Shareholders of the Idaho Corporation received on a share for share basis shares of the Nevada Corporation after the merger.

     Subsequent to the merger the Company issued an officer 2,000,000 shares for $4,760 the officer had expended in behalf of the Company.

                          Center Star Gold Mines, Inc.
                         (A Development Stage Company)
                   Notes to Financial Statements -Continued-


NOTE #5 - Stockholders' Equity -Continued-

Accumulated Deficit

     The Company has accumulated deficit as follows:

     Prior to the Development Stage                                     $437,329
     Post Merger and During the Development Stage                          1,929
                                                                        --------

       Total                                                            $439,258
                                                                        ========

Note #6 - Forgiveness of Debt

A former officer of the Idaho Corporation had advanced to the Company $3,624. Concurrent with the change in management with the Nevada Corporation he forgave $3,624 owed him by the Company.

Note #7 - New Technical Pronouncements

In February 1997, SFAS No. 129, "Disclosure of Information about Capital Structure" was issued effective for periods ending after December 15, 1997. The Company has adopted the disclosure provisions of SFAS No. 129 effective with the fiscal year ended December 31, 1998.

In June 1997, SFAS No. 130, "Reporting Comprehensive Income" was issued effective for fiscal years beginning after December 31, 1997, with earlier application permitted. The Company has elected to adopt SFAS No. 130 effective with the fiscal year ended December 31, 1998. Adoption of SFAS No. 130 is not expected to have a material impact on the Company's financial statements.

In June 1997, SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" was issued for fiscal year beginning after December 31, 1997, with earlier application permitted. The Company has elected to adopt SFAS No. 131, effective with the fiscal years ended December 31, 1998. Adoption of SFAS No. 131 is not expected to have a material impact on the Company's financial statements.

                            Center Star Gold Mines, Inc.


                              Financial Statements


                           December 31, 1997 and 1996

                     [SCHVANEVELDT AND COMPANY LETTERHEAD]



                          Independent Auditors Report

Board of Directors
Center Star Gold Mines, Inc.

I have audited the accompanying balance sheets of Center Star Gold Mines, Inc., as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of Center Star Gold Mines, Inc., as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                            /s/ SCHVANEVELDT AND COMPANY

Salt Lake City, Utah
November 30, 1998

                          Center Star Gold Mines, Inc.
                                 Balance Sheets
                           December 31, 1997 and 1996

                                                      December 31,   December 31,
                                                          1997          1996
                                                      -----------    -----------
          Assets

Current Assets
     Cash                                              $     -0-      $     -0-
                                                       ---------      ---------
          Total Assets                                 $     -0-      $     -0-
                                                       =========      =========

          Liabilities & Stockholders' Equity

Current Liabilities
     Advances from Officer                             $   3,624      $   2,485
                                                       ---------      ---------

Stockholders' Equity
     Common Stock; $.10 Par Value, 5,000,000
      Shares Authorized; 4,337,053 Shares Issued
      and Outstanding                                    433,705        433,705
     Accumulated Deficit                                (437,329)      (435,945)
                                                       ---------      ---------

          Total Stockholders' Equity                      (3,624)        (2,240)
                                                       ---------      ---------

          Total Liabilities & Stockholders' Equity     $     -0-      $     245
                                                       =========      =========



   The accompanying notes are an integral part of these financial statements

                          Center Star Gold Mines, Inc.
                            Statement of Operations
                 For the Years Ended December 31, 1997 and 1996

                                                    December 31,     December 31,
                                                        1997            1996
                                                    ------------     ------------
Revenues
     Transfer Fees                                  $         46     $        172
                                                    ------------     ------------

Operating Expenses
     Legal & Accounting                                    3,200              -0-
     Fees                                                    423              -0-
     Office                                                   61              175
     Taxes & Licenses                                         30              -0-
     Loss on Abandoned Mining Claims                         -0-              100
                                                    ------------     ------------

          Total Operating Expenses                         3,714              275
                                                    ------------     ------------
          (Loss) from Operations                         (3,668)             (103)


Other Income
     Forgiveness of Debt                                   2,284              -0-
                                                    ------------     ------------
          Net (Loss)                                $    (1,384)     $       (103)
                                                    ===========      ============

          Net (Loss) Per Share                      $      (-0-)     $       (-0-)
                                                    ===========      ============

          Weighted Average Number of Shares           4,337,053         4,337,053
                                                    ===========      ============


   The accompanying notes are an integral part of these financial statements

                          Center Star Gold Mines, Inc.
                       Statement of Stockholders' Equity
             For the Period December 31, 1995 to December 31, 1997

                                      Common Stock           Accumulated
                                   Shares      Amount     Deficit     Totals
                                   ------      ------     -------     ------
Balance, December 31, 1995        4,337,053    $433,705   $(435,842)  $(2,137)

Net Loss for the Year Ended
December 31, 1996                                              (103)     (103)
                                  ---------    --------   ---------   -------

Balance, December 31, 1996        4,337,053     433,705    (435,945)   (2,240)

Net Loss for the Year Ended
December 31, 1997                                            (1,384)   (1,384)
                                  ---------    --------   ---------   -------

Balance, December 31, 1997        4,337,053    $433,705   $(437,329)  $(3,624)
                                  =========    ========   =========   =======



   The accompanying notes are an integral part of these financial statements

                          Center Star Gold Mines, Inc.
                            Statements of Cash Flows
                 For the Years Ended December 31, 1997 and 1996


                                                December 31,  December 31,
                                                    1997         1996
                                                ------------  ------------

Cash Flows from Operating Activities

     Net (Loss)                                   $ (1,384)    $   (103)
     Adjustments to Reconcile Net Income to
      Net loss Used by Operating Activities:
       Loss on Abandoned Mining Claims                  -0-         100
       Forgiveness of Debt                          (2,284)          -0-
                                                  --------     --------
        Net Cash Used by Operating Activities       (3,668)          (3)
                                                  --------     --------


Cash Flows from Financing Activities
     Advances from Officer                           3,624           -0-
     Repayments of Advances                           (201)          -0-
                                                  --------     --------

       Net Cash Used from Financing Activities       3,423           -0-
                                                  --------     --------

       Net Decrease in Cash                           (245)          (3)
       Cash at Beginning of Year                       245          248
                                                  --------     --------

       Cash at End of Year                        $     -0-    $    245
                                                  ========     ========

Disclosures from Operating Activities

     Interest                                     $     -0-    $     -0-
     Taxes                                              -0-          -0-




   The accompanying notes are an integral part of these financial statements

                          Center Star Gold Mines, Inc.
                         Notes to Financial Statements

NOTE #1 - Organization

The Company was incorporated under the laws of the State of Idaho on May 1, 1961, for the primary purpose of exploring for commercial gold deposits. The Company has owned various unpatented mining claims near Grangeville, Idaho from 1962 until the last mining claim was abandoned in 1995. The Company did not have adequate working capital in order to pay the annual maintenance fee of $100 per mining claim to the U.S. Bureau of Land Management. Since 1995, the Company has been dormant.

NOTE #2 - Significant Accounting Policies

Earnings (Loss) per share are computed using the weighted average number of shares outstanding during the year.

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE #3 - Advances from Officer

An Officer of the Company has loaned various amounts of money to the Company in order to meet current operating expenses. These advances are non-interest bearing and are due on demand.

NOTE #4 - Income Taxes

For income tax purposes, the Company capitalized all expenses as exploration expenses; therefore, there are no net operating loss carryovers.

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Form 10-QSB/A

(Mark One)

         [X]      QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
         SECURITIES EXCHANGE ACT OF 1934

         For the quarter ended September 30, 1999

         [ ]      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
         SECURITIES EXCHANGE ACT OF 1934

         For the transition period from           to
                                        ---------     ----------

                        Commission File Number: 0-29804

                          CENTER STAR GOLD MINES, INC.
               (Exact name of Registrant as specified in charter)


         NEVADA                                               82-0255758
State or other jurisdiction of                         I.R.S. Employer I.D. No.
incorporation or organization

201 East Main, Brady, TX                                      78625
(Address of principal executive offices)                    (Zip Code)

Issuer's telephone number, including area code:

Former Address:  5814 South 900 East, Salt Lake City, UT  84117

Check whether the issuer (1) has filed all reports required to be filed by section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
(1) Yes [X] No[ ] (2) Yes [X] No [ ]

State the number of shares outstanding of each of the Issuer's classes of common equity as of the latest practicable date. At October 11, 1999, there were 50,000,000 shares of the Registrant's Common Stock outstanding.

                                     PART I

Item 1. Financial Statements

         The financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with the generally accepted accounting principles have been omitted. However, in the opinion of management, all adjustments (which include only normal recurring accruals) necessary to present fairly the financial position and results of operations for the period presented have been made. The results for interim periods are not necessarily indicative of trends or of results to be expected for the full year. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's registration statement on Form 10-SB, as amended.

                          CENTER STAR GOLD MINES, INC.
                                 BALANCE SHEET


                                  A S S E T S

                                          September 30   December 31
                                              1999          1998
                                          ------------  ------------
Current Assets:
Cash in Bank                              $   570,060    $        --
Accounts Receivable                            42,217
                                          -----------    -----------

              Total Current Assets            612,277             --


Fixed Assets
Equipment                                      34,837             --
Less: Accum Depreciation                         (581)
                                          -----------    -----------

              Total Fixed Assets               34,256             --

Other Assets
Software Development                          454,569             --
Organization Costs                            190,000
Deferred Tax Benefit                            4,378
Loan Receivable                                53,500
                                          -----------    -----------

              Total Other Assets              702,447             --
                                          -----------    -----------

              Total Assets                $ 1,348,980    $        --
                                          ===========    ===========

Page 4
                          Center Star Gold Mines, Inc.
                                 Balance Sheet


                             L I A B I L I T I E S


                                                         September 30   December 31
                                                             1999          1998
                                                         ------------  ------------
Current Liabilities
Accrued Expenses                                         $    12,723    $       500
Accrued Interest                                               5,945
Current Portion of Long-Term Debt                            420,000
                                                         -----------    -----------

             Total Current Liabilities                       438,668            500

Long-Term Debt
Debentures Payable                                           740,250             --
Note Payable                                                 549,870
Less: Current Portion of Long Term Debt                     (420,000)
                                                         -----------    -----------

             Total Long-Term Liabilities                     870,120             --
                                                         -----------    -----------

             Total Liabilities                             1,308,788            500


                                  E Q U I T Y

Common Stock, par value $.001, 50,000,000                     50,000          3,250
    with 50,000,000 shares issued and outstanding
Paid in Surplus                                               15,000        436,008
Retained Earnings                                            (24,808)      (439,758)
                                                         -----------    -----------

             Total Equity                                     40,192           (500)
                                                         -----------    -----------

             Total Liabilities & Equity                  $ 1,348,980    $        --
                                                         ===========    ===========

Page 5
                          Center Star Gold Mines, Inc.
                            Statement of Operations

                                          For the Three Months Ended    For the Nine Months Ended
                                          --------------------------    -------------------------
                                          Sept 30, '99    Sept 30, '98  Sept 30, '99   Sept 30, '98
Revenues:
Revenues                                  $    13,641    $        --    $    13,641    $          --
                                          -----------    ------------   -----------    -------------
Total Revenues                                 13,641             --         13,641               --


General & Administrative Expenses:
Contract Services                               9,987                         9,987
Salaries                                        5,962                         5,962
Depreciation                                      581                           581
Professional Fees                               5,786                         5,786
Telephone                                       6,684                         6,684
Equipment Lease                                 3,045                         3,045
Telephone                                       3,924                         3,924
Other Expenses                                  6,858                         6,858
                                          -----------    -----------    -----------    -------------

Total General & Administrative Expenses        42,827             --         42,827               --
                                          -----------    -----------    -----------    -------------

Net Income Before Tax                         (29,186)                      (29,186)

Income Tax Benefit                              4,378                         4,378
                                          -----------    -----------    -----------    -------------

Net Income (Loss)                         $   (24,808)   $        --    $   (24,808)   $          --
                                          ===========    ===========    ===========    =============


Net Income (Loss) per Share                    (0.004)         0.000         (0.006)           0.000

Weighted Average per Share                  6,886,074      3,249,960      4,461,998        3,249,960

                          Center Star Gold Mines, Inc.
                            Statement of Cash Flows

                                               For the Nine Months Ended
                                               -------------------------
                                               September 30  September 30
                                                   1999          1998
Cash Flows - Operating Activities
Net Income per Income Statement               ($   24,808)   $        --

Adjustments:
Depreciation                                          581             --
Organization Costs                               (190,000)            --
Loan Receivable                                   (53,500)            --
Accrued Interest                                    5,945
Accrued Expenses                                   12,723             --
Deferred Income Tax Benefit                        (4,378)            --
Accounts Receivable                               (42,217)            --
                                              -----------    -----------


Total from Operating Activities               ($  295,654)            --

Cash Flows - Investing Activities
Fixed Assets                                      (34,837)            --
Software Development                             (454,569)            --
                                              -----------    -----------

Total for Investing Activities                ($  489,406)            --


Cash Flows - Financing Activities
Paid-In-Capital                               $    65,000             --
Note Payable                                      549,870             --
Debentures                                    $   740,250             --
                                              -----------    -----------

            Total from Financing Activities     1,355,120             --
                                              -----------    -----------

            Increase in Cash                      570,060             --

Cash Balance, Begin of Year                             0             --
                                              -----------    -----------

Cash Balance, End of Year                     $   570,060             --
                                              ===========    ===========

Supplement Disclosure:
            Cash paid during year for:
               Interest                                --             --
               Income Taxes                            --             --

                          Center Star Gold Mines, Inc.
                         Notes to Financial Statements

NOTE #1 - Organization

The Company was incorporated on May 1, 1961, under the laws of the State of Idaho. On July 21, 1998, the Company filed Articles of Merger in the state of Nevada wherein Center Star Gold Mines, Inc., an Idaho Corporation, merger with Center Star Gold Mines, Inc., a Nevada Corporation, incorporated on June 2, 1998.

The purpose for which the Company is organized is to transact any lawful business or to promote or conduct a legitimate object or purpose under and subject to the laws of the state of Nevada.

An Agreement and Plan of Reorganization (the "Agreement") was closed on September 23, 1999, between and among the Company, and Link. Pursuant to the agreement, Link agreed to exchange 100% of its issued and outstanding shares of common stock, or 25,000 shares, in exchange for 46,750,040 shares of the Company's common stock, par value $.001 ("Common Stock") which becomes a wholly owned subsidiary of the Company.

The merger has been accounted for as a "pooling." The carrying values of assets and liabilities have been placed on the balance sheet at "historical" costs, and adjusted for transactions that have occurred as a result of the merger. The Company's board agreed following the closing of the agreement to approved a reverse split of the outstanding shares at the rate of one share for each 4.5 shares outstanding. The board also approved a change of the Company's name to Link.com. Shareholders owning a majority of the outstanding shares of the Company approved such actions, subject to notification to the shareholders as required by the rules and regulation promulgated by the Securities and Exchange Commission.

Link.com is a Brady, Texas, based health care electronic commerce or e-commerce company currently providing Internet products and services to physicians and ancillaries, such as pharmacies, hospitals, hospices, etc. Link.com is currently licensing software to physicians, nursing home facilities and home health care agencies.

                          Center Star Gold Mines, Inc.
                         Notes to Financial Statements

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operation

The Company had no revenues from operations during the fiscal year ended December 31, 1998, or during the first two quarters ended June 30, 1999.

Prior to the merger agreement with the Company, Link.com, Inc. (Link) approved an asset purchase agreement with an effective date of August 31, 1999 with two corporations to operate as divisions of the Link. Link agreed to exchange its entire authorized shares (25,000) for the common stock of the two corporations in exchange for all of the assets of the corporations.

National Health Care Information Systems, LLC, (National Health) was incorporated as a limited liability company in the State of Texas on November 4, 1998. National Health was formed to develop and market software for the home health industry. National Health has developed a system to allow doctors to review patient records over a secure "web" site. National Health is owed by Bob Rice and Sheila Hamilton and will operate as a division of Link after the effective date of August 31, 1999.

Venture Information System, LLC, (Venture) was incorporated as a limited liability company in the State of Texas on August 7, 1996. Venture was formed to develop and market software for the home health industry. Venture has developed software and will market to the home health industry and will operate as a division of Link after the effective date of August 31, 1999.

With the completion of the merger in September 1999, the Company will be able to produce revenues and compete in the e-commerce market of health care.

                                    PART II
Item 2(c)

The Company issued 46,750,040 shares as a result of the Agreement and Plan of Reorganization entered into on September 20, 1999. The "Agreement" is incorporated by reference to the Form 8K filed on September 20, 1999.

Item 4

Although there were no shareholder meetings held, a majority of the current shareholders approved the Agreement and Plan of Reorganization entered into on September 20, 1999 and change of name to Link.com. Both items will be submitted to vote at the upcoming shareholders' meeting.

Item 6

(a)
 2 Agreement and Plan of Reorganization - Incorporated by reference to the Form 8K filed September 30, 1999.

27   Financial Data Schedule

99.1 Agreement and Plan of Reorganization

(b)

     Form 8-K was filed on September 20, 1999 to report the following items:

     1)       Changes in Control of Registrant
     2)       Acquisition or Disposition of Assets

     The Form 8-K is incorporated by reference to the filing on September 20, 1999.


                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      CENTER STAR GOLD MINES, INC.


Date: December 14, 1999               By /s/ Marion Robert Rice
                                      ------------------------------------
                                             Marion Robert Rice, President

                                 EXHIBIT INDEX



EXHIBIT
  NO.               DESCRIPTION
-------             -----------
  27                Financial Data Schedule

  99.1              Agreement and Plan of Reorganization

[ARTICLE] 5

[PERIOD-TYPE]                   9-MOS
[FISCAL-YEAR-END]                          DEC-31-1999
[PERIOD-START]                             JAN-01-1999
[PERIOD-END]                               SEP-30-1999
[CASH]                                         570,060
[SECURITIES]                                         0
[RECEIVABLES]                                   42,217
[ALLOWANCES]                                         0
[INVENTORY]                                          0
[CURRENT-ASSETS]                               612,277
[PP&E]                                          34,837
[DEPRECIATION]                                   (581)
[TOTAL-ASSETS]                               1,348,980
[CURRENT-LIABILITIES]                          438,668
[BONDS]                                        870,120
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[COMMON]                                        50,000
[OTHER-SE]                                      15,000
[TOTAL-LIABILITY-AND-EQUITY]                 1,348,980
[SALES]                                         13,641
[TOTAL-REVENUES]                                13,641
[CGS]                                                0
[TOTAL-COSTS]                                   42,827
[OTHER-EXPENSES]                                     0
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                                   0
[INCOME-PRETAX]                               (29,186)
[INCOME-TAX]                                     4,378
[INCOME-CONTINUING]                           (24,808)
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                      0
[CHANGES]                                            0
[NET-INCOME]                                  (24,808)
[EPS-BASIC]                                     (0.01)
[EPS-DILUTED]                                   (0.01)